DEAN WITTER AMERICAN VALUE FUND
Two World Trade Center, New York,  New York  10048

LETTER TO THE SHAREHOLDERS
December 31, 1995

DEAR SHAREHOLDER:

Following a lean 1994, the past year was very generous to holders of financial assets. The nearly record returns posted by stocks and bonds are primarily attributable to a moderation in economic activity in 1995, from 1994's breakneck pace to a slower, less inflationary rate of growth. Against this backdrop, Dean Witter American Value Fund produced a total return of 42.20 percent for the fiscal year ended December 31, 1995. This performance compares quite favorably with that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), which registered a total return of 37.57 percent, as well as that of the average growth fund, which had a total return of 30.79 percent, according to Lipper Analytical Services, Inc. For the fiscal year ended December 31, 1995, the Fund ranked #29 of 572 growth funds (top 5 percent), according to Lipper.

Over the long term, the Fund's performance relative to its Lipper peer group has been perennially strong. For the five years ended December 31, 1995, the Fund ranked #30 of 237 growth funds (top 13 percent); for the ten-year period through year-end 1995, the Fund was among the top 14 percent of all growth funds (#22 of 153 funds). Furthermore, according to Lipper, only 20 percent (112 of 570) of all domestic and international equity funds outperformed the S&P 500 over the ten years ended December 31, 1995 -- Dean Witter American Value Fund was one of them. Individually, the Fund ranked #80 of 570 equity funds (top 14 percent) for the last decade.







The accompanying chart compares the performance of a $10,000 investment in the Fund for the 10 years ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the S&P 500.




                          DEAN WITTER AMERICAN VALUE FUND

                                                GROWTH OF $10,000
                DATE                                 TOTAL                S&P 500
          December 31, 1985                         $10,000               $10,000
          December 31, 1986                         $11,582               $11,867
          December 31, 1987                         $11,911               $12,490
          December 31, 1988                         $13,202               $14,557
          December 31, 1989                         $16,555               $19,162
          December 31, 1990                         $16,406               $18,569
          December 31, 1991                         $25,635               $24,215
          December 31, 1992                         $26,619               $26,058
          December 31, 1993                         $31,597               $28,680
          December 31, 1994                         $29,465               $29,058
          December 31, 1995                         $41,900(3)            $39,975


                          AVERAGE ANNUAL TOTAL RETURNS

                1 YEAR          5 YEARS            10 YEARS

               42.20(1)         20.63(1)           15.40(1)

               37.20(2)         20.44(2)           15.40(2)

                        _____Fund      _____S&P 500 (4)

          Past performance is not predictive of future returns.

________________________________________

          (1)   Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

          (2)   Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, 10 years-
                0%).  See the Fund's current prospectus for complete details on fees and sales charges.

          (3)   Closing value assuming a complete redemption on December 31, 1995.

          (4)   The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-
                based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges.  The Index is unmanaged and should not be considered an investment.



POSITIONING THE FUND'S PORTFOLIO

The Fund's industry selection focus continued to be effective in 1995. At the beginning of the year, the portfolio manager took a top-down look at the year ahead and concluded that while economic growth was likely to slow (allowing interest rates to decline), the economy would remain vibrant

DEAN WITTER AMERICAN VALUE FUND
LETTER TO THE SHAREHOLDERS December 31, 1995, continued

enough to support investment and capital spending for most of the year. As a result, for the first three quarters of the year the Fund was heavily tilted toward technology, with a peak weighting of 40 to 45 percent.

Financial stocks were also a major theme in the portfolio, given the portfolio manager's outlook for modest economic growth and benign inflation and interest rates. For most of the year financials represented 20 percent of the Fund's net assets. Over the Fund's fiscal year, the technology and financial sectors provided the strongest returns in the market and thus played a major role in the Fund's performance.

In September evidence began to mount which suggested that the economy was further decelerating and entering the latter stages of the economic expansion. At that time, the portfolio manager began to pare back the Fund's technology holdings, because capital spending tends to drop off late in the economic cycle. By the end of December technology represented less than 10 percent of net assets. Significant holdings in this area include Cisco Systems, Inc., Sun Microsystems, Inc. and Ascend Communications.

As the Fund's technology exposure was decreasing, the interest-rate sensitive-portion of the portfolio was being increased, because that sector historically has appreciated in the face of sluggish economic growth and falling interest rates. At the end of the fiscal year, interest-rate-sensitive holdings represented approximately 40 percent of the Fund. Of this allocation, 17 percent was invested in long-term U.S. Treasury bonds, as these instruments are particularly sensitive to interest rates but hold no credit risk, because they are backed by the U.S. government. Since credit delinquencies tend to rise at this stage of the business cycle, exposure to many consumer lenders was reduced. Equity holdings in this area include Travelers Group, American International Group and Federal National Mortgage Association. The portfolio's commitment to health care was expanded to approximately 20 percent because this sector has little economic sensitivity. Names here include Amgen Inc., American Home Products, SmithKline Beecham and United Healthcare.

DEAN WITTER AMERICAN VALUE FUND
LETTER TO THE SHAREHOLDERS December 31, 1995, continued

Capital goods represented 8 percent of the Fund with such holdings as Boeing Co., Loral Corp., Case Corp. and Monsanto Co. Consumer staples represented about 7 percent of the Fund, with holdings such as Kimberly-Clark, Philip Morris Cos. and Procter & Gamble. Approximately 5 percent of net assets was invested in steady growth consumer/business services companies such as DST Systems, Inc.

LOOKING AHEAD

We expect the economy to experience a protracted economic slowdown extending into the latter part of 1996. Falling interest rates, expanding price/earnings ratios and modest earnings growth on the order of 5 percent should continue to drive the broader markets higher. However, we expect the market to narrow, as fewer and fewer companies will be able to sustain their recent growth rates. For those companies that can sustain earnings growth rates of 10 percent or more, price/earnings ratios should continue to expand. We believe most of these companies are to be found in the interest-rate-sensitive, health care and consumer staples groups, and thus have positioned the portfolio accordingly.

At some point later in the year we expect the market to begin to look out over the earnings valley as further Federal Reserve Board rate cuts enable investors to extend their investment horizons. At that time we expect market leadership to move toward early-cycle groups such as automobiles, housing-related, chemicals and papers, as well as back into select technology groups such as computer hardware and software. In this scenario, we expect to rotate the Fund's assets among these market sectors.

In the face of a narrowing market, we will continue to focus on economic and industry trends and look for evidence of fundamental strength or weakness. In addition, bottom-up analysis -- the examination of outside and internal earnings and valuation screens -- remains a hallmark of the portfolio manager's strategy. Given our economic outlook, we believe the Fund is correctly positioned in those industries that can best deliver their earnings potential despite a slowing economy.

We appreciate your support of Dean Witter American Value Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1995

 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             COMMON STOCKS (78.4%)
             Aerospace (1.1%)
350,000      Boeing Company  .................................................  $ 27,431,250
                                                                               --------------
             Agriculture Related (2.9%)
400,000      Case Corp.  .....................................................    18,300,000
400,000      IMC Global, Inc.  ...............................................    16,350,000
410,000      Pioneer Hi-Bred International, Inc.  ............................    22,806,250
160,000      Potash Corp. of Saskatchewan, Inc. (Canada)  ....................    11,340,000
                                                                               --------------
                                                                                  68,796,250
                                                                               --------------
             Banks (3.2%)
200,000      Bank of Boston Corp.  ...........................................     9,250,000
350,000      BankAmerica Corp.  ..............................................    22,662,500
280,000      Chase Manhattan Corp.  ..........................................    16,975,000
140,000      First Interstate Bancorp  .......................................    19,110,000
 40,000      Wells Fargo & Co.  ..............................................     8,640,000
                                                                               --------------
                                                                                  76,637,500
                                                                               --------------
             Beverages - Soft Drinks (0.8%)
360,000      PepsiCo Inc.  ...................................................    20,115,000
                                                                               --------------
             Biotechnology (3.1%)
420,000      Amgen Inc.*  ....................................................    24,885,000
160,000      Biochem Pharma, Inc.*  ..........................................     6,400,000
338,000      Biogen Inc.*  ...................................................    20,618,000
400,000      Centocor, Inc.*  ................................................    12,350,000
 65,000      Cephalon Inc.*  .................................................     2,648,750
 70,000      Chiron Corp.*  ..................................................     7,735,000
                                                                               --------------
                                                                                  74,636,750
                                                                               --------------
             Cable/Cellular (0.1%)  ..........................................
155,148      Ericsson (L.M.) Telephone Co. AB (ADR) (Sweden)  ................     3,005,993
                                                                               --------------
             Capital Goods (2.7%)
111,700      AlliedSignal, Inc.  .............................................     5,305,750
303,000      Lockheed Martin Corp.  ..........................................    23,937,000
737,500      Loral Corp.  ....................................................    26,089,062
100,000      United Technologies Corp.  ......................................     9,487,500
                                                                               --------------
                                                                                  64,819,312
                                                                               --------------
             Chemicals (1.1%)
210,000      Monsanto Co.  ...................................................    25,725,000
                                                                               --------------
             Commercial Services (0.5%)
300,000      America Online, Inc.*  ..........................................    11,175,000
                                                                               --------------
             Communications -
             Equipment & Software (2.2%)
333,800      Ascend Communications, Inc.*  ...................................    27,079,525
350,000      Cisco Systems, Inc.*  ...........................................    26,118,750
                                                                               --------------
                                                                                  53,198,275
                                                                               --------------




 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             Communications - Software & Services (1.6%)
 90,000      Adobe Systems, Inc.  ............................................  $  5,580,000
 28,800      CKS Group, Inc.*  ...............................................     1,116,000
120,000      Elcom International, Inc.*  .....................................     1,800,000
150,000      Intuit, Inc.*  ..................................................    11,700,000
150,000      Quarterdeck Corp.*  .............................................     4,106,250
280,000      Sun Microsystems, Inc.*  ........................................    12,775,000
                                                                               --------------
                                                                                  37,077,250
                                                                               --------------
             Computer Services (1.9%)
275,600      Computer Sciences Corp.*  .......................................    19,360,900
376,321      First Data Corp.  ...............................................    25,166,467
                                                                               --------------
                                                                                  44,527,367
                                                                               --------------
             Computer Software (0.8%)
150,000      Macromedia, Inc.*  ..............................................     7,781,250
260,000      PeopleSoft, Inc.*  ..............................................    11,050,000
                                                                               --------------
                                                                                  18,831,250
                                                                               --------------
             Consumer Business Services (3.3%)
200,000      Automatic Data Processing, Inc.  ................................    14,850,000
200,000      DST Systems, Inc.*  .............................................     5,700,000
470,000      General Motors Corp. (Class E)  .................................    24,440,000
275,000      Reuters Holdings PLC (ADR) (United Kingdom)  ....................    15,193,750
400,000      Service Corp. International  ....................................    17,600,000
                                                                               --------------
                                                                                  77,783,750
                                                                               --------------
             Consumer Products (5.1%)
220,000      Coca Cola Co.  ..................................................    16,335,000
300,000      Dial Corp.  .....................................................     8,887,500
138,000      Estee Lauder Companies (Class A)*  ..............................     4,812,750
 32,400      Helene Curtis Industries Inc.  ..................................     1,024,650
400,000      Kimberly-Clark Corp.  ...........................................    33,100,000
 80,000      Mondavi (Robert) Corp. (The) (Class A)*  ........................     2,200,000
 47,600      Oakley, Inc.*  ..................................................     1,618,400
241,000      Procter & Gamble Co.  ...........................................    20,003,000
300,000      Ralston-Ralston Purina Group  ...................................    18,712,500
450,000      Sara Lee Corp.  .................................................    14,343,750
                                                                               --------------
                                                                                 121,037,550
                                                                               --------------
             Drugs (4.8%)
300,000      American Home Products Corp.*  ..................................    29,100,000
320,000      Bristol-Myers Squibb Co.  .......................................    27,480,000
340,000      Pfizer, Inc.  ...................................................    21,420,000

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1995, continued

 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
200,000      Pharmacia & Upjohn, Inc.  .......................................  $  7,750,000
530,000      SmithKline Beecham PLC (ADR) (United Kingdom)  ..................    29,415,000
                                                                               --------------
                                                                                 115,165,000
                                                                               --------------
             Energy (0.3%)
200,000      Sonat, Inc.  ....................................................     7,125,000
                                                                               --------------
             Entertainment (1.6%)
525,000      C U C International, Inc.*  .....................................    17,915,625
350,000      Walt Disney Co.  ................................................    20,650,000
                                                                               --------------
                                                                                  38,565,625
                                                                               --------------
             Financial - Miscellaneous (7.2%)
400,000      Ahmanson (H.F.) & Co.  ..........................................    10,600,000
665,000      Bear Stearns Companies, Inc.  ...................................    13,216,875
600,000      Countrywide Credit Industries, Inc.  ............................    13,050,000
211,000      Donaldson, Lufkin & Jenrette, Inc.  .............................     6,593,750
300,000      Federal Home Loan Mortgage Corp.  ...............................    25,050,000
180,000      Federal National Mortgage Association  ..........................    22,342,500
258,100      Golden West Financial Corp.  ....................................    14,260,025
500,000      Great Western Financial Corp.  ..................................    12,750,000
200,000      Green Tree Financial Corp.  .....................................     5,275,000
500,000      Merrill Lynch & Co., Inc.  ......................................    25,500,000
300,000      Morgan Stanley Group, Inc.  .....................................    24,187,500
                                                                               --------------
                                                                                 172,825,650
                                                                               --------------
             Financial Services (1.2%)
450,000      Travelers Group, Inc.  ..........................................    28,293,750
                                                                               --------------
             Health Maintenance Organizations (4.5%)
300,000      Healthcare Compare Corp.*  ......................................    13,050,000
400,000      Healthsource, Inc.*  ............................................    14,400,000
200,000      Humana, Inc.*  ..................................................     5,475,000
 35,000      Pacificare Health Systems, Inc. (Class A)*  .....................     3,010,000
280,000      Pacificare Health Systems, Inc. (Class B)*  .....................    24,360,000
180,000      Physio-Control International Corp.*  ............................     3,217,500
285,000      U.S. Healthcare, Inc.  ..........................................    13,216,875
450,000      United Healthcare Corp.  ........................................    29,475,000
                                                                               --------------
                                                                                 106,204,375
                                                                               --------------
             Healthcare -- Drugs (1.2%)
500,000      Lilly (Eli) & Co.  ..............................................  $ 28,125,000
                                                                               --------------
             Healthcare Products & Services (1.7%)
220,000      HBO & Co.  ......................................................    16,775,000
176,000      Quintiles Transnational Corp.*  .................................     7,128,000
300,000      Shared Medical Systems Corp.  ...................................    16,200,000
                                                                               --------------
                                                                                  40,103,000
                                                                               --------------
             Home Building (0.3%)
375,000      Clayton Homes, Inc.  ............................................     8,015,625
                                                                               --------------
             Hotels/Motels (0.3%)
100,000      HFS, Inc.*  .....................................................     8,175,000
                                                                               --------------
             Housing Related (0.5%)
289,000      American Standard, Inc.*  .......................................     8,092,000
110,800      Oakwood Homes Corp.  ............................................     4,251,950
                                                                               --------------
                                                                                  12,343,950
                                                                               --------------




 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             Insurance (5.3%)
260,000      Aetna Life & Casualty Co.  ......................................    18,005,000
250,000      Allstate Corp. (The)*  ..........................................    10,281,250
210,000      Chubb Corp.  ....................................................    20,317,500
200,000      CIGNA Corp.  ....................................................    20,650,000
 51,800      CNA Financial Corp.*  ...........................................     5,879,300
170,000      General Re Corp.  ...............................................    26,350,000
601,000      Prudential Reinsurance Holdings, Inc.  ..........................    14,048,375
240,000      SunAmerica Inc.  ................................................    11,400,000
                                                                               --------------
                                                                                 126,931,425
                                                                               --------------
             Media Group (1.6%)
200,000      Clear Channel Communications, Inc.*  ............................     8,825,000
100,000      Evergreen Media Corp. (Class A)*  ...............................     3,175,000
710,000      Infinity Broadcasting Corp.*  ...................................    26,447,500
                                                                               --------------
                                                                                  38,447,500
                                                                               --------------
             Medical Products & Supplies (3.6%)
150,000      Boston Scientific Corp.*  .......................................     7,350,000
760,000      Guidant Corp.  ..................................................    32,110,000
200,000      IDEXX Laboratories, Inc.*  ......................................     9,300,000
269,300      Medtronic Inc.  .................................................    15,047,137
300,000      St. Jude Medical, Inc.*  ........................................    12,825,000
200,000      Target Therapeutics, Inc.*  .....................................     8,550,000
                                                                               --------------
                                                                                  85,182,137
                                                                               --------------
             Medical Services (0.1%)
120,000      Healthsouth Corp.*  .............................................     3,495,000
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1995, continued

 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             Medical Supplies (0.1%)
 20,500       Becton, Dickinson & Co.  ........................................ $    1,537,500
                                                                               --------------
             Miscellaneous (1.0%)
450,000      Thermo Electron Corp.*  .........................................     23,400,000
                                                                               --------------
             Multi-Line Insurance (1.6%)
400,000      American International Group, Inc.  .............................     37,000,000
                                                                               --------------
             Pharmaceuticals (2.5%)
395,000      Johnson & Johnson  ..............................................     33,821,875
400,000      Merck & Co., Inc.  ..............................................     26,300,000
                                                                               --------------
                                                                                   60,121,875
                                                                               --------------
             Restaurants (0.5%)
 28,000      Boston Chicken, Inc.*  ..........................................        896,000
 75,000      Lone Star Steakhouse & Saloon, Inc.*  ...........................      2,868,750
400,000      Starbucks Corp.*  ...............................................      8,350,000
                                                                               --------------
                                                                                   12,114,750
                                                                               --------------
             Retail (2.1%)
470,000      Federated Department Stores, Inc.*  .............................     12,925,000
 22,000      General Nutrition Companies, Inc.*  .............................        506,000
600,000      Gucci Group NV (Italy)*  ........................................     23,325,000
100,000      Home Depot, Inc.  ...............................................      4,787,500
300,000      Walgreen Co.  ...................................................      8,962,500
                                                                               --------------
                                                                                   50,506,000
                                                                               --------------
             Telecommunications (3.5%)
100,000      ADC Telecommunications, Inc.*  ..................................      3,625,000
200,000      AT&T Corp.  .....................................................     12,950,000
200,000      Cascade Communications Corp.*  ..................................     17,000,000
400,000      GTE Corp.  ......................................................     17,600,000
145,000      Shiva Corp.*  ...................................................     10,549,287
160,000      Stratacom, Inc.*  ...............................................     11,680,000
300,000      WorldCom Inc.*  .................................................     10,575,000
                                                                               --------------
                                                                                   83,979,287
                                                                               --------------
             Telecommunications Equipment (0.6%)
345,200      Picturetel Corp.*  .............................................. $   14,800,450
                                                                               --------------
             Tobacco (1.0%)
270,000      Philip Morris Companies, Inc.  ..................................     24,435,000
                                                                               --------------
             Transportation (0.9%)
             Burlington Northern
280,000      Santa Fe, Inc.  .................................................     21,840,000
                                                                               --------------
             TOTAL COMMON STOCKS (Identified Cost $1,626,106,751)  ...........  1,873,530,396
                                                                               --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                          VALUE
----------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATION (17.3%)
             U.S. Treasury Bond 6.875% due 08/15/25 (Identified Cost
$366,500     $404,346,875)  ..................................................   413,400,547
                                                                               ---------------
             SHORT-TERM INVESTMENTS (4.4%)
             U.S. GOVERNMENT AGENCIES (a) (4.3%)
  45,000     Federal Home Loan Banks 5.50% due 01/05/96  .....................    44,972,500
  58,500     Federal Home Loan Mortgage Corp. 5.75% due 01/02/96  ............    58,490,656
                                                                               ---------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (Amortized Cost $103,463,156)  ..................................   103,463,156
                                                                               ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1995, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                          VALUE
----------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (0.1%)
             The Bank of New York 3.00% due 01/02/96 (dated 12/29/95; proceeds
             $1,871,969; collateralized by $1,866,621 U.S. Treasury Note 5.75%
             due 09/30/97 valued at $1,908,772) (Identified Cost
$1,871       $1,871,345)  ....................................................   $  1,871,345
                                                                               ---------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $105,334,501)  .................................    105,334,501
                                                                               ---------------

 TOTAL INVESTMENTS
(Identified Cost $2,135,788,128) (b)    100.1%    2,392,265,444
LIABILITIES IN EXCESS OF
OTHER ASSETS ........................    (0.1)       (3,378,065)
                                      --------  ---------------
NET ASSETS ..........................   100.0%   $2,388,887,379
                                      ========  ===============

------------

   ADR   American Depository Receipt.

   *     Non-income producing security.

   (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes approximates identified cost.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

 ASSETS:
Investments in securities, at value
 (identified cost $2,135,788,128) ..........  $2,392,265,444
Receivable for:
  Investments sold .........................      19,132,343
  Shares of beneficial interest sold  ......      10,430,067
  Interest .................................       9,517,766
  Dividends ................................       1,501,779
Prepaid expenses and other assets ..........          65,674
                                             --------------
  TOTAL ASSETS .............................   2,432,913,073
                                             --------------
LIABILITIES:
Payable for:
  Investments purchased ....................      37,554,057
  Distributions ............................       1,800,633
  Plan of distribution fee .................       1,696,783
  Shares of beneficial interest
   repurchased .............................       1,285,982
  Investment management fee ................       1,021,540
Accrued expenses and other payables  .......         666,699
                                             --------------
  TOTAL LIABILITIES ........................      44,025,694
                                             --------------
NET ASSETS:
Paid-in-capital ............................   1,981,034,438
Net unrealized appreciation ................     256,477,316
Accumulated undistributed net investment
 income ....................................       1,103,834
Accumulated undistributed net realized gain      150,271,791
                                             --------------
  NET ASSETS ...............................  $2,388,887,379
                                             ==============
NET ASSET VALUE PER SHARE,
 87,963,108 shares outstanding (unlimited
 shares authorized of $.01 par value)  .....  $        27.16
                                             ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

 NET INVESTMENT INCOME:
INCOME
Dividends (net of $132,992 foreign
 withholding tax) .....................  $ 17,672,185
Interest ..............................    13,839,031
                                        -------------
  TOTAL INCOME ........................    31,511,216
                                        -------------
EXPENSES
Plan of distribution fee ..............    17,315,269
Investment management fee .............     9,736,912
Transfer agent fees and expenses  .....     2,362,052
Custodian fees ........................       467,070
Registration fees .....................       244,618
Shareholder reports and notices  ......       156,816
Professional fees .....................        57,026
Trustees' fees and expenses ...........        32,667
Other .................................        23,526
                                        -------------
  TOTAL EXPENSES ......................    30,395,956
                                        -------------
  NET INVESTMENT INCOME ...............     1,115,260
                                        -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................   449,119,481
Net change in unrealized appreciation     204,343,705
                                        -------------
  NET GAIN ............................   653,463,186
                                        -------------
NET INCREASE ..........................  $654,578,446
                                        =============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR       FOR THE YEAR
                                                          ENDED DECEMBER     ENDED DECEMBER
                                                             31, 1995           31, 1994
------------------------------------------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $    1,115,260     $      182,792
Net realized gain (loss) ..............................      449,119,481        (58,679,520)
Net change in unrealized appreciation .................      204,343,705        (43,049,173)
                                                        -----------------  -----------------
  NET INCREASE (DECREASE) .............................      654,578,446       (101,545,901)
                                                        -----------------  -----------------
Dividends and distributions from:
Net investment income .................................         (193,886)          --
Net realized gain .....................................     (231,910,868)       (21,279,873)
                                                        -----------------  -----------------
  TOTAL ...............................................     (232,104,754)       (21,279,873)
                                                        -----------------  -----------------
Net increase from transactions in shares of beneficial
 interest .............................................      476,459,623        394,801,479
                                                        -----------------  -----------------
  TOTAL INCREASE ......................................      898,933,315        271,975,705
NET ASSETS:
Beginning of period ...................................    1,489,954,064      1,217,978,359
                                                        -----------------  -----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $1,103,834 and $182,460, respectively) ..............   $2,388,887,379     $1,489,954,064
                                                        =================  =================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1995

1. Organization and Accounting Policies

Dean Witter American Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1995, continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of average daily net assets not exceeding $250 million and 0.50% to the portion of average daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1995, continued

Fund's shares since the implementation of the Plan on April 30, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended December 31, 1995, it received approximately $3,588,974 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995 aggregated $4,980,680,540 and $4,619,658,733, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $1,042,009,404 and $639,688,973, respectively.

For the year ended December 31, 1995, the Fund incurred $989,462 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At December 31, 1995, the Fund's payable for investments purchased included unsettled trades with DWR of $6,647,628.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1995, continued

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1995, the Fund had Transfer agent fees and expenses payable of approximately $255,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $12,001. At December 31, 1995, the Fund had an accrued pension liability of $22,479 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                    FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                                     DECEMBER 31, 1995                DECEMBER 31, 1994
                                             -------------------------------  -------------------------------
                                                  SHARES          AMOUNT           SHARES          AMOUNT
                                             --------------  ---------------  --------------  ---------------
Sold                                            27,784,767     $ 726,405,402     31,171,952     $ 693,824,171
Reinvestment of dividends and distributions      8,258,700       219,428,179        988,724        20,179,867
                                             --------------  ---------------  --------------  ---------------
                                                36,043,467       945,833,581     32,160,676       714,004,038
Repurchased                                    (18,333,417)     (469,373,958)   (14,645,353)     (319,202,559)
                                             --------------  ---------------  --------------  ---------------
Net increase                                    17,710,050     $ 476,459,623     17,515,323     $ 394,801,479
                                             ==============  ===============  ==============  ===============

6. FEDERAL INCOME TAX STATUS

During the year ended December 31, 1995, the Fund utilized its net capital loss carryover of approximately $34,379,000. As of December 31, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                      FOR THE YEAR ENDED DECEMBER 31,
                            --------------------------------------------------
                               1995      1994       1993       1992      1991
--------------------------  --------  ---------  ---------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period ......   $21.21    $23.10     $20.93     $20.66    $14.39
                            --------  ---------  ---------  --------  --------
Net investment income
 (loss) ...................     0.01      --        (0.09)      0.03      0.05
Net realized and
 unrealized gain (loss)  ..     8.87     (1.57)      3.94       0.71      7.90
                            --------  ---------  ---------  --------  --------
Total from investment
 operations ...............     8.88     (1.57)      3.85       0.74      7.95
                            --------  ---------  ---------  --------  --------
Less dividends and distributions from:
  Net investment income  ..     --        --        (0.01)     (0.03)    (0.03)
  Net realized gain .......    (2.93)    (0.32)     (1.67)     (0.44)    (1.65)
  Paid-in-capital .........     --        --         --         --        --
                            --------  ---------  ---------  --------  --------
Total dividends and
 distributions ............    (2.93)    (0.32)     (1.68)     (0.47)    (1.68)
                            --------  ---------  ---------  --------  --------
Net asset value,
 end of period ............   $27.16    $21.21     $23.10     $20.93    $20.66
                            ========  =========  =========  ========  ========
TOTAL INVESTMENT RETURN+       42.20%    (6.75)%    18.70%      3.84%    56.26%
RATIOS TO
 AVERAGE NET ASSETS:
Expenses ..................     1.61%     1.71%      1.61%      1.72%     1.58%
Net investment income
 (loss) ...................     0.06%     0.01%     (0.59)%     0.18%     0.29%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions ..............   $2,389    $1,490     $1,218       $459      $227
Portfolio turnover rate  ..      256%      295%       276%       305%      264%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                               1990       1989      1988      1987      1986
--------------------------  ---------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period ......   $14.81     $13.19    $12.21    $12.64    $12.67
                            ---------  --------  --------  --------  --------
Net investment income
 (loss) ...................     0.24       0.34      0.29      0.19      0.28
Net realized and
 unrealized gain (loss)  ..    (0.38)      2.99      1.03      0.20      1.76
                            ---------  --------  --------  --------  --------
Total from investment
 operations ...............    (0.14)      3.33      1.32      0.39      2.04
                            ---------  --------  --------  --------  --------
Less dividends and distributions from:
  Net investment income  ..    (0.28)     (0.32)    (0.33)    (0.23)    (0.32)
  Net realized gain .......     --        (1.39)     --       (0.59)    (1.75)
  Paid-in-capital .........     --         --       (0.01)     --        --
                            ---------  --------  --------  --------  --------
Total dividends and
 distributions ............    (0.28)     (1.71)    (0.34)    (0.82)    (2.07)
                            ---------  --------  --------  --------  --------
Net asset value,
 end of period ............   $14.39     $14.81    $13.19    $12.21    $12.64
                            =========  ========  ========  ========  ========
TOTAL INVESTMENT RETURN+       (0.90)%    25.39%    10.84%     2.84%    15.82%
RATIOS TO
 AVERAGE NET ASSETS:
Expenses ..................     1.70%      1.66%     1.78%     1.62%     1.39%
Net investment income
 (loss) ...................     1.67%      2.23%     2.15%     1.42%     2.10%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions ..............   $   89     $  100    $   90    $  109    $   79
Portfolio turnover rate  ..      234%       196%      133%      203%      120%

------------
+ Does not reflect the deduction of sales charge.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER AMERICAN VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter American Value Fund (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 1996

                     1995 FEDERAL TAX NOTICE (unaudited)

       During the year ended December 31, 1995, the Fund paid to shareholders $0.46 per share from long-term capital gains. For such period, 4.91% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and General Counsel
Anita H. Kolleeny
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
AMERICAN
VALUE FUND

ANNUAL REPORT
DECEMBER 31, 1995